UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2008
ARLINGTON TANKERS LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32343	98-0460376

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
First Floor, The Hayward Building
22 Bermudiana Road
Hamilton HM 11, Bermuda

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (441) 292-4456
Not applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events
SIGNATURE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 17, 2008, Arlington Tankers Ltd. (the “Company”) entered into an Executive Retention Agreement (the “Retention Agreement”) with Edward Terino, the Company’s Chief Executive Officer, President and Chief Financial Officer, in connection with the proposed transaction (the “Proposed Transaction”) contemplated by the Agreement and Plan of Merger and Amalgamation (the “Merger Agreement”), dated as of August 5, 2008, by and among the Company, Galileo Holding Corporation (“Galileo Holding”), Archer Amalgamation Limited, Galileo Merger Corporation, and General Maritime Corporation (“General Maritime”). Mr. Terino is entitled to receive the benefits in the Retention Agreement described below in lieu of receiving payments and benefits under the Change of Control Agreement, dated October 24, 2005, between Mr. Terino and the Company and the Company’s 2008 bonus plan.
Under the terms of the Retention Agreement, upon the occurrence of a triggering event, Mr. Terino will be entitled to a lump sum cash payment of $1.25 million. For purposes of the Retention Agreement, a triggering event means the first to occur (if at all) of any of the following:
     (a) Mr. Terino’s employment with the Company is terminated by the Company (other than for cause, disability or death, each as defined in the Retention Agreement) or by Mr. Terino for good reason (as defined in the Retention Agreement), in each case prior to the first to occur of termination of the Merger Agreement at any time prior to the effective time or the consummation of the Proposed Transaction, or
     (b) the consummation of the Proposed Transaction.
In addition, pursuant to the Retention Agreement, upon the occurrence of a triggering event prior to the date on which the Company first declares a dividend in 2009, Mr. Terino will be entitled to a cash payment equal to the average daily closing price per Company common share on the New York Stock Exchange (“NYSE”) during the 30 trading days preceding the closing date of the Proposed Transaction multiplied by 3,537. If the Merger Agreement is terminated at any time prior to the effective time and Mr. Terino is terminated prior to the date on which the Company first declares a dividend in 2009, Mr. Terino will be entitled to a cash payment equal to the average daily closing price per Company common share on the NYSE during the 30 trading days preceding the date Mr. Terino’s employment is terminated multiplied by 3,537.
If Mr. Terino’s employment with the Company is terminated by the Company other than for cause, disability or death or by Mr. Terino for good reason (as those terms are defined in the Retention Agreement) prior to the first to occur of termination of the Merger Agreement at any time prior to the effective time or the date that is 12 months after the closing date of the Proposed Transaction, Mr. Terino will be entitled to receive the following severance benefits:
•	for a period of 12 months following Mr. Terino’s termination date, the Company will continue to provide benefits under the Company’s benefit plans (or a cash payment in lieu of such benefits) for Mr. Terino and his family for 12 months up to an aggregate of $75,000; and

•	within six months following Mr. Terino’s termination date, the Company will provide certain outplacement services up to an aggregate of $20,000.
To the extent any payment under the Retention Agreement would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the Company will make a gross-up payment to Mr. Terino to cover the excise tax and any taxes incurred by Mr. Terino upon the payment of such gross-up payment.
Item 8.01. Other Events.
Item 5.02 hereof is hereby incorporated by reference.
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and observations. Included among the important factors that, in the Company’s and General Maritime’s view, could cause actual results to differ materially from the forward looking statements contained in this document are the following: the ability to obtain the approval of the transaction by the Company’s and General Maritime’s shareholders; the ability to satisfy conditions to the transaction on the proposed terms and timeframe; and other factors listed from time to time in General Maritime’s or the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, General Maritime’s Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent reports on Form 10-Q and Form 8-K, and the Company’s Annual Report on Form 10-K, as amended on October 10, 2008, for the year ended December 31, 2007 and subsequent reports on Form 10-Q, Form 10-Q/A and Form 8-K. The Company and General Maritime disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.
Important Additional Information About This Transaction Will Be Filed With The SEC

In connection with the Proposed Transaction, Galileo Holding has filed a Registration Statement on Form S-4 with the SEC on August 28, 2008, as amended on October 3, 2008 and on October 23, 2008, which includes a preliminary Joint Proxy Statement/Prospectus. The Company and General Maritime will mail to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the Proposed Transaction. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus regarding the Proposed Transaction carefully because it contains important information about the Company, General Maritime, the Proposed Transaction and related matters. You may obtain a free copy of the Joint Proxy Statement/Prospectus and other related documents filed by the Company, General Maritime and Galileo Holding with the SEC at the SEC’s website at www.sec.gov. The documents incorporated by reference into the Joint Proxy Statement/Prospectus may also be obtained for free by accessing the Company’s website at www.arlingtontankers.com or by accessing General Maritime’s website at www.generalmaritimecorp.com.
The Company and General Maritime, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the Company’s directors and executive officer is contained in the Company’s Annual Report on Form 10-K, as amended on October 10, 2008, for the fiscal year ended December 31, 2007 and its proxy statement dated April 23, 2008, which are filed with the SEC. Information regarding General Maritime’s directors and executive officers is contained in General Maritime’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 11, 2008, which are filed with the SEC. In addition, Peter C. Georgiopoulos, currently the Chairman, President and Chief Executive Officer of General Maritime, will receive benefits from General Maritime in connection with the executive transition discussed in the Joint Proxy Statement/Prospectus, and General Maritime is discussing with Edward Terino, currently the Chief Executive Officer, President, and Chief Financial Officer of the Company, a consulting arrangement for assistance in the post-closing transition period. A more complete description of any such arrangements is available in the Registration Statement and the Joint Proxy Statement/Prospectus.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON TANKERS LTD.
Date: October 23, 2008	By:	/s/ Edward Terino
Edward Terino
Chief Executive Officer, President and Chief Financial Officer

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